UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         _______________________________

                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) January 21, 2006


                           ADVANCE TECHNOLOGIES, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


             NEVADA                     0-27175                  95-4755369
________________________________________________________________________________
 (State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)


                              15 N. Longspur Drive
                            The Woodlands, TX, 77380
               ___________________________________________________
               (Address of principal executive offices) (Zip Code)


                                 (310) 213-2143
               __________________________________________________
               Registrant's telephone number, including area code


                           716 Yarmouth Road, Suite 215
                          Paloa Verdes Estates, CA 90274
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below of the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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


ITEM 8.01  OTHER EVENTS.


                                      EVENT


Advance Technologies Inc. announces changes in the filing procedures for future 10 QSB & 10 KSB filings. These changes are the result of increasing difficulties Advance Technologies Inc. has experienced in meeting our reporting responsibilities in a timely manner. We believe the new procedures will permit a smoother and more efficient filing.

The requirements for SEC compliance have been increased to the point that a more complex specialized procedure and independent reviews needs to be incorporated. The new procedure consists of the following formalized steps.

1. The management of AVTX will prepare management descriptions and trial balance financials. The draft quarterly and annual reports will contain Board of Director actions, and audit instructions for all supporting organizations (Banks, Stock Transfer Agent, Corporate Attorney, etc.).

2. Mr. Edward T. Swanson, Esq. has been retained to review the initial and final quarterly and annual reports to ensure compliance with SEC requirements.

3. Mr. Michael Larsen has been retained to assist AVTX in incorporating the information contained in the trial balance for presentation in the proper format supported by appropriate notes, exhibits, and disclosures to comply with the SEC reporting requirements.

4. The draft of each final filing will be reviewed by Mr. Swanson, the AVTX Board of Directors, and management before submission to final audit.

5. The final internally approved filing then will be submitted to Chisholm, Nilson & Bierwolf Associates, for the independent audit and final submittal.

Mr. Swanson & Mr. Larsen have been formally added to our filing process. Their performance is as contract suppliers to Advance Technologies Inc. and the responsibility for their work product remains solely with Advance Technologies Inc.

Chisholm, Nilson & Bierwolf Associates remain as the Independent compliance reviewer for AVTX as mandated by the SEC (unchanged).

Any questions with respect to our new and more formalized filing procedures should be directed in writing to BaG370@aol.com.


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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  January 20, 2006                     ADVANCE TECHNOLOGIES, INC.



                                             By: /s/ GARY E. BALL
                                                 __________________________
                                                     Gary E. Ball
                                                     President and Director









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